EXHIBIT 12.2

                         CERTIFICATION UNDER SECTION 906
                         -------------------------------
                           SARBANES-OXLEY ACT OF 2002
                           --------------------------

I, Borden D. Rosiak, the Chief Financial Officer of Crystallex International Corporation (the "registrant"), certify that:

1. Based on my knowledge, the Annual Report on Form 20-F for the year ended December 31, 2002 ("Form 20-F"), of the registrant fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. Based on my knowledge, the information contained in Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the registrant for the year ended December 31, 2002.

Date: August 7, 2003
                                            /s/ Borden D. Rosiak
                                            ------------------------------------
                                            Borden D. Rosiak
                                            Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Crystallex International Corporation and will be retained by such corporation and furnished to the Securities and Exchange Commission or its staff upon request.





                                       94